================================================================================



                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004
                              ---------------------


        DIAMOND JO, LLC                    PENINSULA GAMING, LLC                 PENINSULA GAMING CORP.
                                                                             (formerly The Old Evangeline
                                                                                 Downs Capital Corp.)
(Exact name of registrant as            (Exact name of registrant as        (Exact name of registrant as
  specified in its charter)               specified in its charter)           specified in its charter)

           Delaware                               Delaware                              Delaware
 (State or other jurisdiction of       (State or other jurisdiction of      (State or other jurisdiction of
  incorporation or organization)        incorporation or organization)       incorporation or organization)


          42-1483875                             20-0800583                            25-1902805
      (I.R.S. Employer                       (I.R.S. Employer               (I.R.S. Employer Identification
     Identification No.)                    Identification No.)                            No.)


                              400 East Third Street
                            Dubuque, Iowa 52001-1750
               (Address of executive offices, including zip code)


                                 (563) 583-7005
              (Registrant's telephone number, including area code)



================================================================================

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 15, 2004, Peninsula Gaming, LLC issued a press release announcing earnings for the quarter ended September 30, 2004. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this Item 2.02 by reference.


ITEM 8.01.  OTHER EVENTS.

         On November 12, 2004, the registration statement on Form S-4 of Peninsula Gaming, LLC, Diamond Jo, LLC and Peninsula Gaming Corp. (collectively, the "Issuers") relating to the exchange offer for the Issuers' $233,000,000 principal amount 8 3/4% Senior Secured Notes due 2012 was declared effective.
The Issuers expect to commence the exchange offer November 15, 2004. The expiration date of the exchange offer is scheduled to be December 14, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PENINSULA GAMING, LLC


                                            By:   /s/ M. Brent Stevens
                                            ------------------------------------
                                            Name:  M. Brent Stevens
                                            Title: Chief Executive Officer



                                            DIAMOND JO, LLC


                                            By:   /s/ M. Brent Stevens
                                            ------------------------------------
                                            Name:  M. Brent Stevens
                                            Title: Chief Executive Officer



                                            PENINSULA GAMING CORP.


                                            By:  /s/ M. Brent Stevens
                                            ------------------------------------
                                            Name:  M. Brent Stevens
                                            Title: Chief Executive Officer



Date: November 15, 2004

                                 EXHIBIT INDEX


Exhibit
Number
-------

99.1 -- Press release, dated November 15, 2004, issued by Peninsula Gaming, LLC.